SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 7, 2005
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                             ML MEDIA PARTNERS, L.P.

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               (Exact Name of Registrant as Specified in Charter)

Delaware                                0-14871              13-3321085
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No)


                           Four World Financial Center
                            New York, New York 10080
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               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: 800-288-3694
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  OTHER EVENTS

      On September 7, 2005, the United States Bankruptcy Court for the Southern District of New York confirmed the Plan of Reorganization (the "Plan") of Century/ML Cable Venture (the "Cable Venture"); the Plan contemplates the sale of all of the interests in the Cable Venture to San Juan Cable LLC, as previously reported in the Registrant's Current Report on Form 8-K dated June 6, 2005. Copies of the Plan and the Order confirming Plan of Reorganization of the Cable Venture are attached as exhibits to this report.

      On September 7, 2005, ML Media Partners, L.P. (the "Partnership") and Century Communications Corporation entered into an Estate Administration Agreement (the "Administration Agreement"), providing for the administration of the estate of the Cable Venture after consummation of the sale of the interests in the Cable Venture to San Juan Cable LLC and until the termination of the Chapter 11 bankruptcy case of the Joint Venture. Consummation of the sale to San Juan Cable LLC remains subject to numerous conditions, and there can be no assurance that the conditions will be satisfied or that the closing will occur. A copy of the Administration Agreement is attached as an exhibit to this report.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 10.1. Plan of Reorganization under Chapter 11 of the Bankruptcy Code filed by Century/ML Cable Venture, dated August 9, 2005.

      Exhibit 10.2. Order Confirming Plan of Reorganization of Century/ML Cable Venture, dated September 7, 2005.

      Exhibit 10.3. Estate Administration Agreement dated September 7, 2005 between ML Media Partners, L.P. and Century Communications Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ML MEDIA PARTNERS, L.P.

                                        By:  Media Management Partners

                                        By:  RP Media Management

                                        By:  IMP Media Management, Inc.

Dated:   September 22, 2005             By   /s/ Elizabeth McNey Yates
                                             --------------------------------
                                             Elizabeth McNey Yates